UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

August 3, 2021(July 28, 2021) Date of Report (Date of earliest event reported)

Sonic Foundry, Inc. (Exact name of registrant as specified in its charter)

Maryland (State or other jurisdiction of incorporation)	1-14007 (Commission File Number)	39-1783372 (IRS Employer Identification No.)

222 W. Washington Ave Madison, WI 53703 (Address of principal executive offices)	(608) 443-1600 (Registrant's telephone number)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.

Emerging growth company        ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01.    Entry into a Material Definitive Agreement.

The information included pursuant to Item 2.03 is incorporated by reference into this Item 1.01.

Item 2.03	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

Sonic Foundry, Inc. (the “Company”) and its wholly-owned subsidiary, Sonic Foundry Media Systems, Inc. (“SFMS”) entered into a Revolving Credit Agreement (the “Credit Agreement”) with U.S. Bank National Association (the “Bank”) on July 28, 2021. Under the Credit Agreement the Company may borrow the lesser of $3,000,000 or the applicable Borrowing Base comprised of (1) 80% of Qualified Accounts Receivable; (2) 50% of Qualified Inventory; and (3) an available over-advance of $500,000.

The Credit Agreement matures on July 28, 2022, is secured by all assets of the Company and accrues an interest rate equal to the one-month LIBOR rate plus 1.35% per annum, paid monthly (currently 1.44%). The Credit Agreement requires compliance with typical warranties and covenants including financial covenants of (1) Fixed Charge Coverage Ratio of at least 1.20:1 at the end of each quarter equal to the numerical ratio between (A) consolidated EBITDA, plus lease and rental expense, less 50% of depreciation, less Restricted Payments, less tax payments and (B) consolidated interest expense, plus scheduled principal payments (excluding payments made by Mediasite K.K., a Japanese corporation in satisfaction of the Term Note in favor of Sumitomo Mitsui Banking Corp dated January 30, 2020 in the original principal amount of $460,000, and payments made by Borrower in satisfaction of the Term Note in favor of Partners for Growth V, L.P. dated May 11, 2018 and in the original principal amount of $2,500,000); and (2) Senior Cash Flow Coverage Ratio of no more than 3.00:1 for each fiscal quarter equal to the ratio between Consolidated Senior Debt and Consolidated Adjusted EBITDA, each reported on a cumulative trailing four quarter basis.

A copy of the Credit Agreement is attached as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated herein by reference. The summary above is qualified by reference to the entire document.

Item 9.01 Financial Statements and Exhibits.

(d)	Exhibits

10.1	Revolving Credit Agreement entered into as of July 28, 2021 among the Company, SFMS and U.S. Bank National Association

EXHIBIT LIST

NUMBER	DESCRIPTION

10.1	Revolving Credit Agreement entered into as of July 28, 2021 among the Company, SFMS and U.S. Bank National Association

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Sonic Foundry, Inc.

(Registrant)

August 3, 2021	By:	/s/ Kenneth A. Minor
Kenneth A. Minor
Interim Chief Financial Officer